Exhibit 99.1
ATNA RESOURCES LTD. Developing a Golden Future A Golden Combination

Certain forward-looking statements are included in this release, including statements relating to a proposed transaction between Canyon Resources Corporation and Atna Resources Ltd. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward- looking statements reflect Canyon's and Atna's current expectations regarding the proposed transaction, and speak only as of the date of this presentation. Investors are cautioned that all forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks and uncertainties include, among other things: (1) that Canyon stockholders will not support or approve the transaction in a timely manner, if at all; (2) that the closing of the transaction could be materially delayed or more costly and difficult than expected; (3) that the final value of the transaction could be adversely affected by changes in stock price of Atna Resources; and/or (4) that the transaction will not be consummated. A full discussion of other known risks and uncertainties regarding Canyon Resources, its business and operations are included in its Annual Report on Form 10-K, for the year ended December 31, 2006, as filed with the SEC, copies of which are available without charge from Canyon Resources. A full discussion of other known risks and uncertainties regarding Atna Resources, its business and operations are included in its Annual Report on Form 20-F, for the year ended December 31, 2006, as filed with the SEC, copies of which are available without charge from Atna Resources. These filings are also available electronically from the SEC Web site at www.sec.gov. If any of the events described in those filings were to occur, either alone or in combination, it is likely that Canyon's or Atna's ability to reach the results described in the forward-looking statements could be impaired and Canyon's and/or Atna's stock price could be adversely affected. Neither Canyon Resources or Atna Resources undertake any obligation to update or correct any forward-looking statements included in this presentation to reflect events or circumstances occurring after the date of this presentation. Forward Looking Statement

This presentation is not an offer to sell securities or the solicitation of an offer to buy securities. In connection with the proposed transaction, Atna and Canyon intend to file relevant materials with the SEC, including the filing by Atna with the SEC of a Registration Statement on Form F-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the common shares of Atna to be issued in exchange for Canyon common stock. The Registration Statement will incorporate a proxy statement/ prospectus (the "Proxy Statement/Prospectus") that Canyon plans to mail to its stockholders in connection with obtaining approval to the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Canyon, Atna, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Canyon and Atna through the web site maintained by the SEC at www.sec.gov. Canyon and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Canyon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Canyon's annual report on Form 10-K, which was filed with the SEC on March 2, 2007. This document is available free of charge at the SEC's web site at www.sec.gov. Atna and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Canyon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Atna's Form 20-F filed with the SEC on June 30, 2005. This document is available free of charge at the SEC's web site at www.sec.gov. Copies of Atna's filings may also be obtained without charge from Atna at its web site (www.atna.com) or by directing a request to Atna Resources Ltd., Attn.: Investor Relations, 510 - 510 Burrard Street, Vancouver, BC V6C 3A8. Additional Information

Atna - Canyon merger Canyon shareholders receive 0.32 shares of Atna for each Canyon share Warrants, options and convertible debt become Atna obligations Transaction

Highlights A multi-million ounce gold company Near term production and cash flow Pipeline of gold development projects Western U.S. gold focus Synergistic management team Financial strength to ensure long term growth

Corporate Information Atna Canyon Combined Shares Outstanding 64.7 million 53 million 81.7 million Fully Diluted 67.2 million 73.2 million 90.8 million Cash* U.S.$ 12.2 M U.S.$ 4.3 M U.S.$ 16.5 M Debt Nil U.S. $825,000 6% LT Convertible Debentures U.S. $825,000 6% LT Convertible Debentures *As of September 30,2007

Peer Analysis The combined company trades at a low Enterprise Value / oz multiple relative to its peers Junior Producer Average 134 Midway Gold Corp. 122 Western Goldfields 121 Detour Gold Corporation 112 Allied Nevada Gold Corp. 75 Anatolia Minerals Dev. Ltd. 71 Yukon-Nevada Gold 52 Klondex Mines Ltd. 48 Combined 37 Metallic Ventures Gold Inc. 16 (1) Assumes 70% ownership of Pinson (2) Includes measured, indicated, inferred and historical resources

Re-rating Potential for significant re-rating as several projects are advanced toward production Atna Canyon Combined US$50/oz US$75/oz US$100/oz Atna (C$) 1.7 1.7 1.7 1.7 1.7 Atna Value creation Canyon (C$) 0.38 Value Creation 0.51 1.53 2.54 (1) Assumes 70% ownership of Pinson (2) Includes measured, indicated, inferred and historical resources

Management Team David Watkins, MSc, CEO, Chairman 40 years of global mining & exploration experience James Hesketh, MSc, President & COO 30 years of banking and global production experience David Suleski, BBA, CPA, VP & CFO 25 years of mining finance and accounting experience Bill Stanley, BSc, MBA, VP Exploration 30 years exploration experience focused in Nevada Bonnie Whelan, MBA, Corporate Secretary 25 years experience in public company administration

Gold Development Properties Pinson - Nevada Briggs - California Reward -Nevada Seven Up Pete - Montana Western U.S. Focus Western U.S. Focus

Mineralized Material Atna (1) Cut-off (3) Tons Grade oz/t Ounces Au Measured & Indicated 2,505,000 0.421 1,063,000 Inferred 3,374,000 0.340 1,146,600 (1) NI 43-101 compliant, (2) Atna 70%, Barrick 30%: Barrick may reverse interest to 30:70 by spending US$ 30M by April 2009, (3) Cut-off 0.20 oz/ton Pinson underground Cut-off (2) Tons Grade oz/t Ounces Au (3) Proven & Probable Reserves 4,338,000 0.030 130,000 Mineralized Material (4) 61,782,000 0.031 (1) SEC Guide 7 compliant, (2)Cut-off 0.01 - 0.08 oz/ton function of open pit or underground, (3)Equity share of ounces, (4) Mineralized material DOES NOT include proven and probable Canyon (1) Pinson Project Resource (2)

Pinson - Humboldt County, NV Atna 70%, Barrick 30% 2.2 million ounce resource 1.1 million oz M&I @ 0.42 oz/t 1.1 million oz Inferred @ 0.34 oz/t Barrick to spend US $30 million before April 2009 to earn a 70% interest Goals of Barrick program Underground development 85,000 feet of drilling New target exploration Advancement towards feasibility and production and production and production and production and production and production and production and production and production and production and production and production and production and production

Briggs - Inyo County, CA Near Term Production Existing plant and infrastructure Permitted operating site and leach pads Open pit engineering studies complete 35,000 oz/year over 4 years $468/oz cash cost, $8.25 million CAPEX Underground design near completion 0.8 million tons @ 0.215 oz/ton Au Excellent Exploration Potential High grade structures 6 mile strike length known mineral occurrences 550,000 oz historic production

Reward - Nye County, NV Near term production Feasibility study completion 2007 Heap leach project 30,000 - 40,000 oz/year Cash cost estimate < U.S.$400 Processing and management synergies with Briggs Project permitting underway Approval expected Q2 2008 Resource model (mineralized material) 12.7 million tons @ 0.025 oz/ton Au

Seven Up Pete - Lincoln, MT 1991 feasibility study Open pit mine with CIP circuit 75,000 oz/year production shown in prior Study Resource Model (mineralized material) 17 million Tons @ 0.035 oz/ton Au Vein system mineralization Non-cyanide metallurgical test work Gravity/flotation gold recovery Positive results developed Private lands and unpatented claims

Gold Exploration Properties Atna Clover Jarbidge Searchlight TJ - DF Canyon Adelaide Tuscarora Mt. Edna Tram

Royalties Wolverine, Yukon 9.4% NSR on precious metals McDonald, Montana 3% NSR on 2,870 acres of fee mineral rights Dominican Republic 0.4% NSR and production payments on 12 properties Mina Cancha, Argentina 2.5 % NSR on gold deposit

Other Assets Montana - 900,000 Acres of Mineral Rights Patented mineral rights Deposit target types include sedimentary hosted Cu/Ag, epithermal Au, massive sulfide, porphyry Cu, and industrial minerals Wyoming - Uranium Assets Converse/Sand Creek joint ventures 12,000 acres claimed or leased land Chile - Silver & Copper Assets Cachinal and Celeste joint ventures Canada - Base Metal Assets Wolf joint venture and Ecstall property

Transaction announcement Prepare Form F-4 Registration Statement Submit Form F-4 Registration Statement to SEC SEC review, comments and company response Mail Registration Statement and Proxy Statement Canyon Shareholder Meeting Closing of Transaction Week Beginning February 24 3 10 17 November December 12 1 8 15 26 5 12 19 5 19 29 22 January Timeline driven by SEC review Transaction Timeline

Summary A multi-million ounce gold company Near term production and cash flow Pipeline of gold development projects Western U.S. gold focus Synergistic management team Financial strength to ensure long term growth

A Golden Combination Creating a Unique Platform for Growth Developing a Golden Future ATN:TSX CAU:AMEX Atna Resources Ltd. Cautionary Note to US Investors This presentation and other information released by Atna uses the terms "resources", "measured resources", "indicated resources" and "inferred resources". United States investors are advised that, while such terms are recognized and required by Canadian securities laws, the SEC does not recognize them. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. United States investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves. Inferred resources are in addition to measured and indicated resources. Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher category. Therefore, United States investors are also cautioned not to assume that all or any part of the inferred resources exist, or that they can be mined legally or economically.